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                         ING VP NATURAL RESOURCES TRUST

                      Supplement Dated as of August 13, 2003
                        To ING VP Natural Resources Trust
                       Statement of Additional Information
                                Dated May 1, 2003

Effective immediately, the "Management of the Fund" section beginning on page 4 of the Statement of Additional Information ("SAI") is revised as follows:

a) The first paragraph of the section entitled "Management of the Fund - Investment Manager" on page 4 of the SAI is replaced in its entirety with the following:

      The investment adviser for the Fund is ING Investments, LLC ("Investment Manager" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Manager, subject to the authority of the Trustees of the ING Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to Aeltus Investment Management, Inc. ("ING Aeltus"). The Investment Manager is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep N.V."). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

b) The following is added after the third paragraph of the section entitled "Management of the Fund - Investment Manager" on page 4 of the SAI:

      Prior to August 1, 2003, the Fund was directly managed by the Investment Manager. ING has undertaken an internal reorganization that will, among other things, integrate certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. On August 1, 2003, ING Aeltus became the sub-adviser to the Fund. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Fund. As a result of this integration plan, the operational and supervisory functions of the Fund's Investment Management Agreement will be separated from the portfolio management functions related to the Fund, with the former continuing to be provided by the Investment Adviser and the latter provided by ING Aeltus. The portfolio management personnel for this Fund did not change as a result of this internal reorganization.

c) The second paragraph of the section entitled "Management of the Fund - Sub-Advisory Agreements" on page 7 of the SAI is replaced in its entirety with the following:

      Pursuant to a Sub-Advisory Agreement between the Investment Manager and ING Aeltus, ING Aeltus acts as Sub-Adviser to the Fund. In this capacity, ING Aeltus, subject to the supervision and control of the Investment Manager and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Manager. ING Aeltus's address is 10 State House
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      Square, Hartford, Connecticut 06103-3602. ING Aeltus is a wholly owned subsidiary of ING Groep N.V.

      The Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Manager, the Trustees, on behalf of the Fund, or the shareholders of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of the Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      As compensation to the Sub-Adviser for its services, the Investment Manager pays the Sub-Adviser a monthly fee in arrears equal to 0.4500% of the Fund's average daily net assets managed during the month.

      The factors considered by the Board in reviewing the Sub-Advisory Agreement with ING Aeltus included, but were not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries; (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency; (3) the consolidation of portfolio management personnel within one entity will permit certain future changes in portfolio managers without the potential expense of shareholder proxy solicitations; and (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio mangers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered; (1) the current portfolio managers will remain and continue to provide services under the direction of ING Aeltus; (2) that the nature and quality of the services to be provided by ING Aeltus including ING Aeltus's extensive investment management experience and the quality of services provided to the other mutual portfolios advised by ING Aeltus; (3) the fairness of the compensation under the Sub-Advisory Agreement, in light of the services being provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable ING Aeltus to attract additional highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of ING Aeltus will be paid by the Adviser and not directly by the Fund. The Board also considered the advisory fee to be retained by ING Investment for its oversight and monitoring service that will be provided to the Fund. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging ING Aeltus, as Sub-Adviser would be in the best interests of the Fund and its shareholders.

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